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                                                           EXHIBIT 10.88



                        ASSIGNMENT OF AGREEMENTS, PERMITS
                                  AND CONTRACTS


      THIS ASSIGNMENT OF AGREEMENTS, PERMITS AND CONTRACTS
(hereinafter referred to as this "Assignment"), is made and entered into as of this 30 day of August, 1996 by Sugarloaf Mountain Corporation (hereinafter referred to as "Borrower"), to Fleet National Bank, as Agent for itself and the other Lender's party to the Credit Agreement (as defined herein) with a mailing address of One Federal Street, Boston, Massachusetts, 02210 (hereinafter referred to as "Lender").

                                 W I T N E S S E T H :

      WHEREAS Borrower is the owner of the fee/leasehold estate in the premises described in Exhibit A attached hereto (hereinafter referred to as the "Premises");

      WHEREAS, the Lender has made a loan in the principal amount of up to $65,000,000.00 to Borrower (the "Loan"), pursuant to that certain Credit Agreement dated as of June 28, 1996, together with any and all renewals, amendments, modifications, consolidations and extensions thereof (the "Credit Agreement");

      WHEREAS the Lender was unwilling to make the Loan to the Borrower unless the Borrower in the manner hereinafter set forth assigned to Lender as additional security for the payment of the Loan and the observance and performance by the Borrower of the terms, covenants and conditions of the Lender Agreements (as defined in the Credit Agreement) on the part of the Borrower to be observed and performed, all of the Borrower's right, title and interest in and to all permits, license agreements, operating contracts, licenses (to the extent assignable by Borrower), franchise agreements and all management, service, supply and maintenance contracts and agreements, and any other agreements, permits or contracts of any nature whatsoever now or hereafter obtained or entered into by the Borrower with respect to the operation of the Premises, including without limitations those documents and agreements described in Exhibit B attached hereto and made a part hereof (collectively, the "Agreements");

      NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10) and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Borrower hereby assigns to Lender as additional security for the payment of the Loan and the observance and performance by the Borrower of the terms, covenants and conditions of the Lender Agreements on the part of the Borrower to be observed or performed, all of the Borrower's right, title and interest in and to the Agreements.

      Subject to the provisions of the Credit Agreement, the Borrower covenants and agrees that the Borrower will (a) fulfill and perform each and every term, covenant and provision of the Agreements to be fulfilled or performed by the Borrower thereunder, if any, except where the failure to so act would not have a material adverse effect on the business, assets or


                                        2
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financial condition of the Borrower (b) give prompt notice to the Lender of any material notice received by the Borrower under any of the Agreements, together with a complete copy of any such notice, (c) enforce, short of termination thereof, the performance and observance of each and every term, covenant and provision of the Agreements to be performed or observed, if any except where the failure to so act would not have a material adverse effect on the business, assets or financial condition of the Borrower and (d) not terminate any of the Agreements without the prior written consent of the Lender, except where such termination would not have a material adverse effect on the business, assets or financial condition of the Borrower.

      This Assignment is given as collateral security for the obligations of the Borrower to the Lender pursuant to the Lender Agreements.

      IN WITNESS WHEREOF, the Borrower has duly executed this instrument as of the day and year first above written.


                                          SUGARLOAF MOUNTAIN
                                          CORPORATION


                                          By: /s/ Thomas M. Richardson
                                              ----------------------------------
                                          Name: Thomas M. Richardson
                                          Title: Treasurer


STATE OF Maine)
Cumberland    ) SS:                       August 27, 1996


      Personally appeared the within named Thomas M. Richardson, as Vice President of Sugarloaf Mountain Corporation, and acknowledged the above instrument to be his free act and deed and the free act and deed of said Corporation.

                                          Before me,



                                          /s/ Foster A. Stewart, Jr.
                                              -------------------------------
                                          Maine Attorney-at-Law
                                          Print Name  Foster A. Stewart, Jr.
                                          My Commission Expires:
                                                                ----------------
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                                    EXHIBIT A

                          (Description of the Premises)

                                (to be attached)
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                                    EXHIBIT B

            Description of Certain Agreements, Permits and Contracts